Exhibit 99.1
 January 10, 2022  JP Morgan Presentation

   Forward Looking Statements and Non-GAAP Financial Information  2  This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance.  The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures.  Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies.  We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.  Also note that a reconciliation of forward-looking non-GAAP financial measures, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such measures that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of certain specified items or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.

   Strong Replacement Power Drives Growth Through the Decade  3    The Bristol Myers Squibb Story  Continuing strong execution  Expect growth through the decade  Powerful drivers underpin our growth

 Our Strategic Foundation  4  A differentiated biopharma company focused on innovative medicines for patients with cancer and other serious diseases  BEST OF BIOTECHBEST OF PHARMA  Leading scientific innovationCollaborating at center of the biotech ecosystemLeveraging global scale and agilityDriven by the best people

Our Journey of Transformation

2007 — 2013	2014 — 2018	Today



BioPharma Strategy Introduced

- Selective acquisitions and divestitures
- Focused exclusively on innovative medicines

Focus on Specialty Medicines

- Pioneering Immuno-Oncology
- Divested diabetes business

Renewing the Portfolio

- Deepening innovation engine
- New product portfolio launches

Bristol Myers Squibb™

Not for Product Promotional Use 5

Driving Growth Through the Decade — A Closer Look

Growth 2020 - 2025

Growth 2025 - 2029


Low to mid-single digit revenue CAGR*
+$8B - $10B
+$10B - $13B
In-Line Brands
Primarily I-O & Eliquis
New Product Portfolio
($12B - $14B)
Key LOE Brands
Continuing Business
Maintain low to mid 40s operating margin**
2020 Revenues
2025 Revenues
Growth
LOE Brands
Primarily Eliquis & Opdivo
Additional growth from New Product Portfolio
Advancing Robust Pipeline
2025 Revenues
2029 Revenues

Additional **Optionality** from Disciplined Business Development

Key LOE Brands = Revlimid, Abraxane, Sprycel, and Pomalyst
Financial projections may contain non promoted sales, BMS promotes only according to label
*At constant exchange rates on a risk-adjusted basis; **Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

Bristol Myers Squibb
Not for Product Promotional Use
6

   Strong Replacement Power Drives Growth Through the Decade  7    The Bristol Myers Squibb Story  Continuing strong execution  Expect growth through the decade  Powerful drivers underpin our growth

Multiple Growth Drivers — More than Offset LOEs

1. Drive Growth of New Product Portfolio

$25B+

NRA revenue potential in 2029



2. Launch Mid to Late-Stage Pipeline

- iberdomide
- CC-92480
- milvexian
- BCMA TCE
- bempeg
- cendakimab
- FRα ADC



3. Advance Early-Stage Pipeline

50+

assets



4. Leverage Financial Strength

$45B - $50B

free cash flow*
2022-2024



Foundation of key in-line brands ~**$8B - $10B** of growth from 2020 - 2025

Bristol Myers Squibb™

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval.
Financial projections may contain non promoted sales, BMS promotes only according to label.
*Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information

Not for Product Promotional Use 8

FOUNDATION

Foundation of Key In-line Brands Contribute $8B - $10B Growth from 2020-2025

Key In-line Growth Drivers	2020 Sales		Continued Growth Opportunities	Additional Sales by 2025
OPDIVO (nivolumab) YERVOY (ipilimumab) A standard of care across 11 tumors	$8.7B Combined Sales	+	• Maintain leadership in Melanoma & RCC • Expand in metastatic disease incl. Lung & GI • Lead evolution in early-stage disease	+$8B - $10B
Eliquis apixaban Enabled by strong cardiovascular infrastructure	$9.2B	+	• Drive leadership in NOAC class • Expand NOAC class • Increase treated population	

Bristol Myers Squibb
Not for Product Promotional Use 9

Multiple Growth Drivers — More than Offset LOEs

1. Drive Growth of New Product Portfolio

$25B+

NRA revenue potential in 2029



2. Launch Mid to Late-Stage Pipeline

- iberdomide
- CC-92480
- milvexian
- BCMA TCE
- bempeg
- cendakimab
- FRα ADC



3. Advance Early-Stage Pipeline

50+

assets



4. Leverage Financial Strength

$45B - $50B

free cash flow*
2022-2024



Foundation of key in-line brands ~**$8B - $10B** of growth from 2020 - 2025

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval.
Financial projections may contain non promoted sales, BMS promotes only according to label.
*Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information

Bristol Myers Squibb™

Not for Product Promotional Use 10

GROWTH DRIVER #1

# New Product Portfolio To Deliver $10B - $13B of Risk Adjusted Revenue in 2025

## Significantly de-risked portfolio:

- 9 new products: 6 approved, 3 filed
- Increased confidence in expansion opportunities
  - Zeposia launch in UC
  - Breyanzi 2L+ LBCL
  - deucravacitinib PsA Ph3 underway


$10B - $13B
Risk-adjusted sales
• Onureg AML
• Zeposia MS
• Reblozyl 2L MDS
• Breyanzi 3L+ LBCL
• Abecma 5L+
• Zeposia UC
• mavacamten oHCM
• deucravacitinib PsO
• rela+nivo 1L Mel FDC
• Breyanzi 2L LBCL
• Breyanzi 3L+CLL
• Reblozyl 1L MDS
• Abecma 3-5L
• Breyanzi 3L+ iNHL
• Zeposia CD
Other*
deucravacitinib
Zeposia
Breyanzi
Reblozyl
mavacamten
2020
2021
2022
2023
2024
2025
2025

Bristol Myers Squibb

*Other includes: Abecma, Onureg, Inrebic, and rela+nivo FDC

Not for Product Promotional Use 11

GROWTH DRIVER #1

Significant Growth By 2029 — $25B+ NRA Revenue Potential



New Product Portfolio To Deliver
$10B - $13B of Risk Adjusted Revenue in 2025
Onureg AML
Zeposia MS
Reblozyl 2L MDS
Breyanzi 3L+ LBCL
Abecma 5L+
Zeposia UC
mavacamten oHCM
deucravacitinib PsO
rela+nivo 1L Mel FDC
Breyanzi 2L LBCL
Breyanzi 3L+CLL
Reblozyl 1L MDS
Abecma 3-5L
Breyanzi 3L+ iNHL
Zeposia CD
$10B - $13B
Risk-adjusted sales
Other*
mavacamten
deucravacitinib
Reblozyl
Breyanzi
Zeposia
2020
2021
2022
2023
2024
2025
2025
$25B+
Non-Risk Adjusted**
$4B+
$4B+
$4B+
$4B+
$3B+
$3B+
$1B+
$1B+
2029
mavacamten
rela+nivo FDC
deucravacitinib
Reblozyl
(luspatercept-aamt)
Breyanzi
(lisocabtagene maraleucel)
ZEPOSIA
(ozanimod)
ONUREG
(azacitidine)
Abecma

* Other includes: Abecma, Onureg, Inrebic, and rela+nivo FDC
** Non-risk adjusted revenue potential, subject to positive registrational trials and health authority approval

Bristol Myers Squibb Not for Product Promotional Use 12

GROWTH DRIVER #1

Reblozyl: Differentiated Medicine for Anemia — $4B+ Opportunity

Reblozyl® (luspatercept-aamt) for injection 25mg • 75mg

Mavacamten

Deucravacitinib

Rela+Nivo FDC

Opportunity to Drive Growth in Current Indications:

- Increase share in ESA refractory population
- Increase adherence
- More frequent monitoring & earlier switching from ESA failures (NCCN update)



Establishment of novel MoA
Expansion into 1L MDS
Entry into adjacent disease areas
+9k patients
Myelofibrosis
+19k patients
1L MDS¹
~14k patients
2L RS+ MDS ~8K Pts
Beta-thal ~6K Pts
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
>$4B
NRA sales in 2029

Notes regarding patient #s: MF & MDS represent combined U.S./EU5 estimates; beta-thal represents U.S. only; noted for each indication in launch year for lead market (e.g. U.S.); patient #s do not include growth of epidemiology over time.
NRA = Non-Risk Adjusted Sales, subject to positive registrational trials and health authority approval
[1] Lower risk MDS patients

Bristol Myers Squibb
Not for Product Promotional Use 13

GROWTH DRIVER #1

Mavacamten: First-in-Class Medicine Treating Underlying Disease in Hypertrophic Cardiomyopathy — $4B+ Opportunity

Reblozyl (luspatercept-aamt) for injection 25mg • 75mg

Mavacamten

Deucravacitinib

Rela+Nivo FDC

Unmet Need:

- Physicians recognize need for options that address underlying disease vs. treat symptoms
- Desire by patients & physicians to improve cardiac function and quality of life

HCM patient population	1.3M patients[1]		
Significant HCM pts with obstructive disease (requiring chronic treatment)	60-70%		
Opportunity to increase diagnosis rate over time	Today 20-25%	Future Roughly double	% Pts Symptomatic 60-80%
Opportunity to drive significant penetration with a strong profile based on EXPLORER-HCM	Favorable landscape • No current treatment that treats underlying condition • No differentiated competitors on horizon • Concentrated prescriber base at launch		

+ nHCM & additional expansion indications

>$4B NRA sales in 2029

Filed in the U.S. & EU; U.S. PDUFA April 28, 2022

[1]U.S./EU5 market prevalence

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

Bristol Myers Squibb

Not for Product Promotional Use 14

GROWTH DRIVER #1

Deucravacitinib: Selective Inhibitor of TYK2 with Potential Across Multiple Immune-Mediated Diseases — $4B+ Opportunity

Reblozyl®
(luspatercept-aamt)
for injection 25mg • 75mg

Mavacamten

Deucravacitinib

Rela+Nivo FDC

Opportunity to Establish Deucravacitinib as Oral of Choice Therapy in PsO:

- Novel TYK2 inh. with biologic-like efficacy superior to existing oral standard of care (SoC)
- Favorable safety and tolerability profile


Opportunity to become oral of choice in mod-to-severe PsO
Broaden into Rheumatology, GI & beyond
~3M Pts
Psoriasis (Moderate-to-Severe)
+2M Pts
Psoriatic Arthritis
+1M Pts
Lupus
+2M Pts
IBD
Mod-Severe (UC/CD)
2022
2023
2024
2025
2026
2027
2028
2029
>$4B
NRA sales in 2029

Filed in the U.S., EU & Japan; U.S. PDUFA September 10, 2022

Bristol Myers Squibb™

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Epidemiology represents combined U.S./EU5 patient prevalence numbers

Not for Product Promotional Use

15

GROWTH DRIVER #1

Relatlimab+nivolumab: First in Class LAG-3 + PD-1 Inhibitor – $4B+ Opportunity

Reblozyl (luspatercept-aamt) for injection 25mg • 75mg

Mavacamten

Deucravacitinib

Rela+Nivo FDC

Opportunity for relatlimab + Opdivo to be 1st Fixed-dose Combination (FDC) Therapy of Novel LAG-3-blocking Antibody + Anti-PD1

- Near-term launch opportunity in 1L metastatic melanoma
  - Demonstrated statistically significant & clinically meaningful benefit over Opdivo monotherapy
- Broad expansion program has potential to extend durability of I-O franchise

Melanoma	NSCLC	HCC	CRC
1L - Relativity -047	1L: CA224 -104 rela+nivo+chemo vs nivo+chemo	1L: CA224 -106 rela+nivo+bev vs nivo+bev	2L+: CA224 -123 rela+nivo vs regorafenib
Adjuvant (Stage 3/4): CA 224-098 rela+nivo vs nivo	1L: CA224 -095 rela+nivo+chemo vs pembro+chemo	2L IO naïve: CA224 -073 rela+nivo vs nivo	

>$4B NRA sales in 2029

Ability to leverage ongoing data generation to inform future expansion opportunities

Registrational study
POC to trigger registrational study
Planned; not yet enrolling

Filed in U.S. & EU; U.S. PDUFA March 19, 2022

Bristol Myers Squibb

NRA: Non-Risk Adjusted Sales subject to positive registrational trials and health authority approval

Not for Product Promotional Use 16

Multiple Growth Drivers — More than Offset LOEs

1. Drive Growth of New Product Portfolio

$25B+

NRA revenue potential in 2029



2. Launch Mid to Late-Stage Pipeline

- iberdomide
- CC-92480
- milvexian
- BCMA TCE
- bempeg
- cendakimab
- FRα ADC



3. Advance Early-Stage Pipeline

50+

assets



4. Leverage Financial Strength

$45B - $50B

free cash flow*
2022-2024



Foundation of key in-line brands ~**$8B - $10B** of growth from 2020 - 2025

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval.
Financial projections may contain non promoted sales, BMS promotes only according to label.
*Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information

Bristol Myers Squibb™ Not for Product Promotional Use 17

GROWTH DRIVER #2

Focused on Disease Areas with Large Commercial Potential

Significant
Commercial Potential

50+
Early-Stage Assets

Cardiovascular


$20B+
HF $3B+
Thrombosis $19B+

Hematology


$40B+
AML $1B+
CLL $6B+
MDS $1B+
NHL $11B+
MM $20B+

Immunology


$75B+
Ank. Spond. $1B+
UC $6B+
Atopic Derm $4B+
Psoriasis $20B+
PsA $4B+
Lupus $1B+
RA $28B+
Crohn's $13B+

Solid Tumor Oncology


$80B+
Lung $25B+
Renal $7B+
Liver $1B+
Melanoma $7B+
Ovarian $2B+
CRC $7B+
GI $1B+
Prostate $10B+
H&N $2B+
Breast $21B+

7 Mid to Late-Stage Pipeline Assets

milvexian	BCMA TCE	iberdomide	CC-92480	cendakimab	bempeg	FRα ADC

Bristol Myers Squibb

Source: EvaluatePharma 2020 estimates

Not for Product Promotional Use 18

   19  Milvexian: Significant Opportunity for Next Generation Anti-Thrombotic – $5B+ Opportunity  Growth driver #2    Optionality for Ph3 program pending SSP Ph2 results        Anti-platelets1SSPACSCAD/PAD  Factor Xa1VTEAFIB    Milvexian$5B+NRA sales    1Represents indications with majority of usage  Potential Universe of Indications  Capitalizing on the Opportunity  Opportunity to improve outcomes for patients on existing treatments  TKR Phase 2 data demonstrate differentiated anti-thrombotic profile  SSP data expected 1H 2022  Registrational program planning in progress  Substantial unmet need persists in thrombotic diseases  SSP = secondary stroke prevention; ACS = acute coronary syndrome; CAD = coronary artery disease; PAD = peripheral artery disease; VTE = venous thromboembolism (prevention and/or treatment-related indications); AFIB = atrial fibrillationNRA = Non-risk adjusted revenue potential, subject to positive registrational trials and health authority approval

         CELMoD Agents Have the Potential to Replace the Current Foundation of Care  20  1L  2L  3L  4L  Revlimid today    Pomalyst today  Replace Revlimid as foundation of frontline multiple myeloma treatment  iberdomide vision  Replace Pomalyst as foundation of treatment in relapsed refractory multiple myeloma (RRMM)  CC-92480 vision  Vision supported by 4L+ data most recently presented at ASH 2021  iberdomide  CC-92480  Continue to improve oral backbone treatment and leadership in multiple myeloma  CELMoD agents: more potent degraders of cereblon  Growth driver #2

GROWTH DRIVER #2

MORAb-202: A Novel Folate Receptor Alpha ADC

Differentiated payload (eribulin)

Demonstrated single agent clinical activity across multiple tumor types

Interim analysis of Phase I study ongoing in Japan



80 40 37 NA 60 100 30 95 30 80 85 100 90 90 90 40 13 60 55 95 70
Expansion cohort is ongoing in FRα positive platinum-resistant ovarian cancer and non-small cell lung cancer (NSCLC)
FRα percentage
M score
Percentage of change from baseline (%)
100
80
60
40
20
0
–20
–40
–60
–80
–100
0.9 PD
0.45 PD
0.9 PD
0.68 SD
0.9 SD
0.3 SD
SD 0.68
PD 0.45
SD 0.9
SD 0.3
SD 1.2
PR 0.68
PR 0.9
PR 0.3
PR 0.68
PR 0.68
PR 0.68
PR 1.2
PR 1.2
PR 0.9
CR 0.9
Breast
Endometrial
NSCLC
Ovarian
Fallopian tube
ORR[*3]: 46%
DCR[*4]: 82%
(RECIST v1.1[*5])

Development plan

- In partnership with Eisai
- Tumors of interest include ovarian, NSQ NSCLC, breast, endometrial
- High addressable population based on range of FR expression

Next steps

- Evaluating dose range to optimize therapeutic index

Potential to further diversify solid tumor portfolio & extend leading position in Oncology

Bristol Myers Squibb™ Not for Product Promotional Use 21

Multiple Growth Drivers — More than Offset LOEs

1. Drive Growth of New Product Portfolio

$25B+

NRA revenue potential in 2029



HO
OCH
HN

2. Launch Mid to Late-Stage Pipeline

- iberdomide
- CC-92480
- milvexian
- BCMA TCE
- bempeg
- cendakimab
- FRα ADC



3. Advance Early-Stage Pipeline

50+

assets



4. Leverage Financial Strength

$45B - $50B

free cash flow*
2022-2024



Foundation of key in-line brands ~**$8B - $10B** of growth from 2020 - 2025

Bristol Myers Squibb™

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval.
Financial projections may contain non promoted sales, BMS promotes only according to label.
*Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information

Not for Product Promotional Use 22

GROWTH DRIVER #3

Leading Drug Discovery Platforms Drive Our Deep Ph1 / Ph2 Pipeline

Phase 1: 32 Assets

- CD47xCD20[3]
- GPRC5D CAR T[3]
- CD33 NKE[3]
- AR LDD[3]
- Anti-CTLA-4 NF PB
- Anti-CCR8[3]
- Anti-CD40[3]
- FPR-2 Agonist
- ROMK Inhibitor
- NME
- FAAH/MGLL Dual Inhibitor
- eIF2B Activator[3]
- BCMA NEX T[3]
- CD19 NEX T[3]
- BCMA NKE[3]
- Anti-TIM3
- Anti-NKG2A[3]
- TIGIT Bispecific
- IL2-CD25[3]
- Cardiac Myosin Inh. (MYK-224)
- Anti-Tau[2,3] (PRX005)
- CK1α CELMoD[3]
- BET Inhibitor (CC-95775)
- CD3xPSCA[2] (GEM3PSCA)
- TGFβ Inhibitor
- AHR Antagonist[2] (IK-175)
- TYK2 Inhibitor
- FXIa Inhibitor
- BTK Inhibitor[3]
- ROR1 CAR-T[3]
- IL-12 Fc (BMS-986415)
- STING Agonist

Phase 1b/2: 27 Assets

- BCMA TCE
- GSPT1 CELMoD (CC-90009)
- BCMA ADC
- BET Inhibitor[1] (CC-90010)
- LSD1 Inhibitor[1]
- Anti-Fucosyl GM1
- branebrutinib
- Imm. Tolerance (*Anokion*)[2]
- danicamtiv
- HSP47
- Anti-SIRPα[1] (CC-95251)
- A/I CELMoD (BCM) (CC-99282)
- Anti-CTLA-4 NF
- Anti-CTLA-4 PB
- Anti-IL-8 (BMS-986253)
- afimetoran (TLR7/8 Inhibitor)
- S1PR1 Modulator
- FA-Relaxin
- LPA1 Antagonist
- BET Inhibitor (BMS-986158)
- farletuzumab - eribulin ADC
- motolimod
- Anti-TIGIT
- MK2 Inhibitor

POC / Initiation of Registrational Development

- A/I CELMoD (MM) (CC-92480)
- iberdomide
- milvexian (FXIa Inhibitor)

Opportunity for **>20** POC decisions next three years

Legend: Hematology | Oncology | Immunology | CV | Fibrosis | Neuroscience

Leading Drug Discovery Platforms

- Small Molecule Drug Discovery
- Complex Biotherapeutics
- Protein Homeostasis
- Cell Therapy

[1] In development for solid tumors and hematology
[2] BMS has an exclusive option to license and/or option to acquire
[3] IND/CTA approved

Bristol Myers Squibb™ Not for Product Promotional Use 23

GROWTH DRIVER #3

Internal R&D Strengths are Amplified Through Extensive Network of External Partnerships

Mechanisms of Cancer Resistance
- REPARE Therapeutics
- Université de Montréal

Tumor Micro-Environment
- agenus
- Kyoto University
- enterome
- Dragonfly
- compugen
- UCSF University of California San Francisco
- H3
- Eisai

Immuno-Oncology & Cell Therapy
- Obsidian Therapeutics
- Dana-Farber Cancer Institute
- Fred Hutch
- 清华大学
- Seattle Children's
- Peter Mac
- Memorial Sloan Kettering Cancer Center
- Emory University
- editas
- ikena Oncology
- PeptiDream
- Arsenal Biosciences
- Sutro Biopharma
- Dragonfly Therapeutics
- gemoab
- immatics
- Century Therapeutics

Oncogenesis
- evotec
- Darwin Health
- King's College London
- Cancer Research UK

Discovery Biothera-peutics
- Recombinant Antibody Network
- CytomX Therapeutics
- zymeworks
- Adimab

Small Molecule Drug Discovery
- X-Chem
- Scripps Research

Neuroscience
- Open Targets
- Dragonfly
- insitro
- Skyhawk Therapeutics
- prothena
- evotec

Inflammation, CV & Fibrosis
- Avidity Biosciences
- Fulcrum Therapeutics
- KeyBioscience
- Exemplar
- uniQure
- Octant
- Roche
- santaris pharma
- Queen Mary University of London
- 熊本大学
- University of Miami
- Harvard University
- BioMotiv
- Kyorin

Informatics & Predictive Sciences
- biobank
- Tempus
- Guardian Research Network
- SevenBridges
- PathAI
- PicnicHealth
- strand
- IMIDomics
- Genes & Health
- ConcertAI
- flatiron
- indivumed
- COTA
- FinnGen
- GNS Healthcare
- New York Genome Center
- Crohn's & Colitis Foundation
- ADNI

Cross-Therapeutic
- I-O International Immuno-Oncology Network
- Vividion Therapeutics
- biopôle
- Molecular Templates
- Exscientia
- Skyhawk Therapeutics
- beLAB2122
- beLAB1407
- Schrödinger
- MMPACT
- evotec
- LAB282
- Columbia University
- Mount Sinai
- Johns Hopkins University
- Penn

Bristol Myers Squibb™

>85 Active Collaborations

12 Licenses Optioned 2021

4 INDs Filed 2021

Bristol Myers Squibb™ Not for Product Promotional Use 24

Multiple Growth Drivers — More than Offset LOEs

1. Drive Growth of New Product Portfolio

$25B+

NRA revenue potential in 2029



2. Launch Mid to Late-Stage Pipeline

- iberdomide
- CC-92480
- milvexian
- BCMA TCE
- bempeg
- cendakimab
- FRα ADC



3. Advance Early-Stage Pipeline

50+

assets



4. Leverage Financial Strength

$45B - $50B

free cash flow*
2022-2024



Foundation of key in-line brands ~**$8B - $10B** of growth from 2020 - 2025

Bristol Myers Squibb™

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval.
Financial projections may contain non promoted sales, BMS promotes only according to label.
*Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information

Not for Product Promotional Use 25

GROWTH DRIVER #4

Strong Cash Flow Provides for Significant Financial Flexibility

$45B - $50B

in free cash flow* 2022-2024

Disciplined Capital Allocation

Prioritizing Business Development

- Continue to execute small & mid-sized bolt-on opportunities
- Replenish and diversify portfolio

Strengthening the Balance Sheet

- Continued debt reduction; ~$12B in maturities from 2022-2024
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued dividend growth**
  - 13th consecutive dividend increase announced Dec '21
- Opportunistic share repurchase
  - $15B authorized share repurchase program
  - $5B ASR agreement to be executed Q1'22

Bristol Myers Squibb™

* Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information
** Future dividend payouts subject to board authorization

Not for Product Promotional Use 26

     Deals over the last 18 months  A further diversified pipeline  Business Development Remains a Top Priority to Complement the Portfolio for Long-Term Growth  27  Oncology  Hematology   Immunology  Cardiovascular  Neurology  Will continue to execute BD in leading scientific areas of high unmet medical need with financial discipline

   Strong Replacement Power Drives Growth Through the Decade  28    The Bristol Myers Squibb Story  Continuing strong execution  Expect growth through the decade  Powerful drivers underpin our growth

Delivered on Our 2021 Commitments

2021 Key Milestones			
Opdivo (+/- Yervoy)	U.S./EU expected approvals: ☑ 1L RCC (9ER) ☑ 1L GC (649, O+Chemo) ☑ adj Eso (577) ☑ adj MIBC (274)	Abecma	☑ 4L+ MM U.S. [3] ☑ 4L+ MM EU approval
	☑ 1L Esophageal (CM-648)	Iberdomide + dex	☑ 4L+ MM Ph 1b/2a
	☑ Opdivo return to annual growth	Deucravacitinib	☑ PsO (2nd study) Ph3 ☑ U.S. filing ✗ UC Ph2 (POC)
Relatlimab	☑ 1L Melanoma w/Opdivo Ph3	Zeposia	☑ UC U.S. ☑ EU approval
Breyanzi	☑ 3L+ LBCL U.S. ☐ 3L+ LBCL EU approval[1]	Cendakimab	☑ Initiation of Ph3
	☑ 2L TE LBCL ☑ 2L TNE LBCL	Factor XIa inh.	☑ Total Knee Replacement VTEp Ph2 (POC)
	☐ 3L+ CLL[2]	Mavacamten	☑ oHCM U.S. filing ☐ oHCM approval[4]

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

Bristol Myers Squibb

[1] Expected in 2022
[2] Expected in 2023
[3] Approved after 4 prior lines of therapy
[4] PDUFA April 28, 2022

Not for Product Promotional Use 29

Portfolio Depth Provides Significant Near-term Catalysts

2022 Key Milestones

Opdivo (+/- Yervoy)	U.S./EU expected approvals: ☐ 1L ESCC (CM-648) ☐ Neo-adj lung EFS (CM-816) (U.S.)	**deucravacitinib**	☐ PsO U.S. approval ☐ SLE Ph2 (POC)
relatlimab + Opdivo FDC	☐ 1L melanoma U.S. approval ☐ Initiation 2L+ CRC Ph3	**cendakimab**	☐ AD Ph2 (POC)
bempeg	☐ 1L melanoma ☐ 1L renal ☐ 1L bladder	**mavacamten**	☐ oHCM U.S. approval ☐ SRT (VALOR) Ph3 ☐ Initiation nHCM Ph3
Breyanzi	☐ 2L LBCL U.S. approval ☐ 3L+ LBCL EU approval	**milvexian**	☐ SSP Ph2 (POC)
Abecma	☐ 2L+ MM (KarMMa-2) Ph2 (POC)		
Iberdomide	☐ Initiation 2L+ MM Ph3 (EXCALIBER)		
CC-92480	☐ 4L+ MM Ph1/2		

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L CRPC (CM-7DX) ☐ 1L HCC (CM-9DW) Early Stage: ☐ Adj. HCC (CM-9DX) ☐ Adj. RCC (CM-914) ☐ Peri-adj Lung (CM-77T) ☐ Peri-adj MIBC (CM-078) ☐ Adj. NSCLC (ANVIL, co-op group)	**iberdomide**	☐ Initiation of Post transplant maintenance Ph3 H2H vs Rev ☐ Initiation of NDMM Ph3 H2H vs. Rev
		CC-92480	☐ Initiation triplet 2L+ MM Ph3
		Reblozyl	☐ 1L MDS (ESA naïve) COMMANDS Ph3 ☐ MF INDEPENDENCE Ph3
relatlimab + Opdivo FDC	☐ 1L melanoma EU approval ☐ Initiation of 1L Lung ☐ 2L HCC (POC)	**deucravacitinib**	☐ PsO EU approval ☐ PsA Ph3 ☐ CD & DLE Ph2 (POC) ☐ UC (IM011-127) Ph2 (POC)
bempeg	☐ Neo-adj. cis-ineligible MIBC		
Breyanzi	☐ 3L+ FL ☐ 3L+ CLL	**cendakimab**	☐ EoE Ph3
Abecma	☐ 3L+ MM (KarMMa-3) Ph3	**Zeposia**	☐ CD Ph3
CC-93269 BCMA TCE	☐ Initiation of pivotal trial	**mavacamten**	☐ HFpEF Ph2 EMBARK (POC)

Bristol Myers Squibb

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

Not for Product Promotional Use 30

                     Critical 2022 & 2023 Deliverables to Unlock Value of New Product Portfolio  31  Enable expansion forReblozyl through successful1L MDS COMMANDS trial  deucravacitinib  mavacamten  Deliver successful launch of mavacamtenover the next year  Establish deucravacitinib as oral of choice in moderate to severe Psoriasis  Establish broad access for Zeposia in UC  Build industry-leading cell therapy franchise, anchored on Breyanzi

2022 Revenue Growth of Continuing Business Offsets Decline of Key LOE Brands, Coupled with **Strong Earnings Growth**

2022 Net Sales Guidance

Total Company Sales	~$47.0B or low single-digit growth
Key LOE Brands	~$10.5B or double-digit decline
Continuing Business	**~$36.5B or low double-digit growth**

Continued growth of in-line business

New Product portfolio growth

Operational Execution & Disciplined OpEx Management

2022 Diluted Non-GAAP EPS of ~$7.65 - $7.95*

Bristol Myers Squibb

2022 Key LOE Brands = Revlimid & Abraxane; Revlimid sales are expected to be $9.5B - $10B

* Non-GAAP EPS guidance assumes constant exchange rates. The Company intends to provide additional 2022 financial guidance during its 2021 fourth quarter earnings conference call on February 4, 2022

Not for Product Promotional Use 32

Significant growth potential of Continuing Business through Key LOEs  Rapidly advancing pipeline with 7 mid-stage programs and over 20 POC decisions in the next 3 years  9 new product launches – 4 medicines with $4B+ non-risk adjusted sales potential*  Financial strength for continued investment in Business Development  Strong Replacement Power Drives Growth Through the Decade  33  IN SUMMARY  Continuing Business Growth  Launches  Advancing pipeline  Optionality  *Non-risk adjusted revenue potential, subject to positive registrational trials and health authority approval

 January 10, 2022  JP Morgan Presentation